ATL FINANCIAL SERVICES, INC.

                               LESSEE INFORMATION


Full Legal Name  DAKOTA IMAGING, INC.
               -----------------------------------------------------------------
Billing Address  3727 KINGSTON DRIVE                  Phone  701-258-1239
               --------------------------------------        -------------------
City  BISMARK                County  BURLEIGH     State   ND     Zip  58501
     -----------------------        -------------        -------     -----------
Fed. Tax ID Number   45-0420093
                    ------------------------------------------------------------


                             EQUIPMENT INFORMATION

Equiptment Location (Physical Address) SAME AS ABOVE
                                      ------------------------------------------
Quantity      Model        Equiptment Description                  Serial Number
--------------------------------------------------------------------------------
           HDI 3000 to
ONE(1)     5000 UPGD      ULTRASOUND SYSTEM WITH SOUNDCARE             003G5Q
--------------------------------------------------------------------------------
                          SILVER ATTACHED HERE TO AND MADE A
                          PART HERE OF
--------------------------------------------------------------------------------
To include all present and future attachments, accessories, replacement parts, substitutions, additions, repairs, and all proceeds thereof.
--------------------------------------------------------------------------------
                       NUMBER & AMOUNT OF LEASE PAYMENTS
--------------------------------------------------------------------------------
Number of Lease Payments    Lease Payment
--------------------------------------------------------------------------------
      60                       $4,354.00        Plus applicable sales, use, or
                                                similar excise taxes
--------------------------------------------------------------------------------
Terms of Lease in Months:  60           Payment Frequency: Monthly
--------------------------------------------------------------------------------
                              FIRST PAYMENT AMOUNT

FIRST PERIOD PAYMENT     LAST PERIOD PAYMENT       OTHER       TOTAL PAYMENT DUE
    $4,354.00                                                      $4,354.00

Plus applicable sales, use, or similar excise taxes.
--------------------------------------------------------------------------------

                    TERMS AND CONDITIONS OF LEASE AGREEMENT

1. LEASE. The Lessor (ATL FINANCIAL SERVICES,INC.)("Lessor") leases to lessee, and the lessee leases from Leasor, the Equiptment described above (and on any attached schedule) including all replacement parts, repairs, additions and accessories (called "Equiptment") on the terms and conditions on the face and review side of this Lease (and on any attached schedule).
    The amount of each Lease Payment is based on the supplier's best estimates of the cost of the Equiptment including if applicable insim an other related colas and the estimates series or uptax the lease payments will be ajusted proportionately upward of downward of the actual total cost of the equiptment or the sales or use tax is more or less than the esitmate and, in that event, leasor authorizes lessor to adjust the lease. Payments by up to fifteen percent (15%). If lessor has not accepted the lease within thirty (30) days of the date lessee signed the lease. Lessor authorizes lessee to increase the lease payments to increase the impact rate of the lease payments in an amount equal to any increase in the rate of two-year Treasury Notes from the date lessee signed the lease to the date lessor accepts the lease.
2. TERM AND RENT. The lease goes into effect and the term of the lease begins when it is signed and accepted by lessor and continues until all obligations of the lessor have been met ("Lease Commencement Date"). Any initial lessee payments, and any security deposite, are not refundable if lessee fails to meet any of the terms. Covenants and conditions of the lease, the first lease payment will be due on the date the lessee is accepted by lessor or any later date designated by lessor. The second lease payment will be due on the date designated in writing by lessor or on the same day of the following month designated for the first lease payment and subsequent lease payments (or other time. as designated above) until the balance of the lease payments and any additional lease payments or expenses chargable to lessee under the lease. Shak have been paid in full. Lessees obligation to pay such lease payments is absolute and unconditional and is not subject to cancellation. Reduction. set-off, defense or counter action. All payments shall be made to lessor at its address shown above or such other place as lessor in writing directs.
3. DELIVERY AND ACCEPTANCE. Delivery and installation arrangements and costs (unless included in the cost of the equiptment to lessor and upon which the lease payments are computed) are the sole responsibility of lessee. Lessee agree to assume the risk of any damages if the supplier fails to deliver or delays in the delivery of the Equiptment, or if the equiptment is unsatisfactory for any reason. Lessee's acceptance of the equiptment shall occur upon installation, or thirty (30) days from the date of shipment from the manufacturer to lessee, whichever shall occur first.
4. SELECTION OF EQUIPTMENT; DISCLAIMER OF WARRANTY. Lessor has selected Equiptment. LESSEE AGREES THAT THE EQUIPTMENT IS LEASED AS SPECIFIED BY LESSEE, THAT IT IS SUITABLE FOR LESSEE'S PURPOSE. AND THAT EXCEPT FOR THE MANUFACTURERS STANDARD WARRANTIES, LESSOR HAS MADE NO REPRESENTATION OR WARRANTY ABOUT THE SUITABILITY OR DURABILITY OF THE EQUIPTMENT FOR THE PURPOSES AND USES OF
LESSEE, OF ANY OTHER REPRESENTATION OR WARRENTY, EXPRESS OR IMPUED INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY. AND FITNESS FOR A PARTICULAR PURPOSE IN THE INVENT LESSOR ASSIGNS THE LEASE. THE ASSIGNEE SHALL NOT BE LIABLE FOR LOSS, DAMAGE, OR INJURY TO LESSEE OR THIRD PARTIES AS A RESULT OF ANY DEFECTS LATENT OR OTEHRWISE, IN THE EQUIPTMENT WHETHER AREBING FROM THE APPLICATION OF THE LAWS OF STRICT LIABILITY OR OTHERWISE. Lessor makes no warranty as to the treatment of this lease, for tax or accounting purposes.
5. TITLE, PERSONAL PROPERTY, LOCATION AND INSPECTION. The lessor holds title to the equiptment, and this shall not pass to lessee. Lessee has the right to maintain possesion and use the Equiptment for the full lease term provided lessee complies with the terms and conditions with the lease. The Equiptment is deemed personal property even though the Equiptment may become attached to any real estate. Lessee agrees not to assign or permit a lean to be placed upon the Equiptment or to render the Equiptment from it's place of installation without lessor's prior written consent. If requested by the Lessor. Lesse will obtain and deliever to lessor waivers of internet or lians, satisfactory to Lessor, from all persons claiming any interest in the real estate on which any item of Equiptment is located. Lessor shall have the right to enter upon the permits where the Equiptment is located to confirm the existence, condition and proper maintence of the Equiptment.
6. USE MAINTENANCE AND REPAIR. Lessee at his own cost and expense, is required to keep the Equiptment in good repair, condition and working order, except for ordinary wear and tear, and shall supply all parts, and servicing required. All replacement parts used or installed and repairs made to the Equiptment become the property of the lessor. Lessee may, with the Lessor's prior written consent make modifications to the Equiptment: provided such modifications do not reduce the value or utility of the Equiptment. or cause the loss of any warranty or any certification necessary for the maintenance of the Equiptment, and must be easily removable without causing damamge to the Equiptment. Before return of the Equiptment, Lessee shall remove such modifications restore the Equiptment to the original condition, and, if not so removed, title to the modifications shall automatically pass to Lessor.
    IN THE EVENT THE LEASE PAYMENTS THE COST OF MAINTENANCE AND/OR SERVICES BEING PROVIDED BY SUPPLIER AND/OR MANUFACTURER, LESSEE ACKNOWLEDGES THAT LESSOR IS NOT RESPONSIBLE FOR PROVIDING ANY REQUIRED MAINTENANCE AND/OR SERVICE FOR THE EQUIPTMENT, LESSEE SHALL MAKE ALL CLAIMS FOR SERVICE AND/OR MAINTENANCE SOLEY TO THE SUPPLIER AND/OR MANUFACTURER AND LESSEE'S OBLIGATION TO MAKE ALL REQUIRED LEASE PAYMENTS SHALL REMAIN UNCONDITIONAL.

--------------------------------------------------------------------------------
 LESSEE SIGNATURE                            LESSOR SIGNATURE

Signature /s/Lawrence A. Nieters         Signature /s/John V. Medina
         -------------------------------          ------------------------------
Title  President                         Title   President
     -----------------------------------      ----------------------------------
Date   5/25/99                           Date   7/23/99
     -----------------------------------      ----------------------------------
Print Name  Lawrence A. Nieters          Print Name  John V. Medina
          ------------------------------           -----------------------------
For    DAKOTA IMAGING, INC.              For   ATL FINANCIAL SERVICES,INC.
    ------------------------------------     -----------------------------------
--------------------------------------------------------------------------------
Form No.TX13484

END OF LEASE OPTIONS

--------------------------------------------------------------------------------
                               LESSEE INFORMATION

Full Legal Name    DAKOTA IMAGING, INC.
               -----------------------------------------------------------------
Billing Address    3727 Kingston Drive                  Phone   701-258-1239
               --------------------------------               ------------------
City   BISMARK          County   BURLEIGH        State  ND     Zip  58501
     ------------------       ------------------       -------     -------------
Fed. Tax ID Number  45-0420093
                   -------------------------------------------------------------

--------------------------------------------------------------------------------
                             EQUIPTMENT INFORMATION

Equiptment Location (Physical Address) SAME AS ABOVE
                                      ------------------------------------------
Quantity      Model        Equiptment Description                  Serial Number
--------------------------------------------------------------------------------
           HDI 3000 to
ONE(1)     5000 UPGD      ULTRASOUND SYSTEM WITH SOUNDCARE             003G5Q
--------------------------------------------------------------------------------
                          SILVER ATTACHED HERE TO AND MADE A
                          PART HERE OF
--------------------------------------------------------------------------------
To include all present and future attachments, accessories, replacement parts, substitutions, additions, repairs, and all proceeds thereof.
--------------------------------------------------------------------------------

At the expiration of the full term of this Lease Agreement, if Lessee shall not be in default under any of the terms hereof, Lessee shall have the right and privilege, at its option, and provided that Lessee has given Lessor written notice of its intention to exercise said option not less than NINETY (90) days prior to the expiration of the term of this Lease Agreement:

        (a) To purchase all, but not less than all, of the Equiptment at its then Fair Market Value thereof at the expiration of the Lease term, as agreed upon by Lessee and Lessor.

        (b) To renew the Lease for all, but not less than all, of the Equiptment at its then Fair Market Rental Value for a period agreed upon by Lessor and Lessee.

        (c) To return the Equiptment to Lessor at its prescribed place of business.

The Fair Market Value or the Fair Market Value of the Equiptment shall be determined on the basis that costs of installation and removal shall not be a deduction from such a value. If Lessor and Lessee cannot agree upon the Fair Market Value of Fair Market Rental Value, such value shall be determined by a qualified independent appraiser mutually acceptable to Lessor and Lessee, or failing such agreement, by a panel of three independent appraisers, one selected by Lessor, the second by Lessee, and the third designated by the first two selected. The value termination so made by the sole appraiser or by a majority of the panel of appraisers shall be conclusively binding upon both Lessor and Lessee. The expenses and fees of the appraiser(s) shall be borne by Lessee.

If Lessee elects to purchase the Eqiptment as provided herein, upon full payment of the purchase price, Lessor shall duly execute and deliver to Lessee all documents necessary to effect transfer of ownership to Lessee of the Equiptment purchased, without warranties of any kind, express or implied, SPECIFICALLY EXCLUDING ANY WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR USE. Lessee agrees to pay or cause to be paid all sales and/or use taxes payable in connection with such purchase, and any unpaid property taxes theretofore assessed or levied against said Equiptment.

--------------------------------------------------------------------------------
 LESSEE SIGNATURE                            LESSOR SIGNATURE

Signature /s/Lawrence A. Nieters         Signature /s/John V. Medina
         -------------------------------          ------------------------------
Title  President                         Title   President
     -----------------------------------      ----------------------------------
Date   5/25/99                           Date   7/23/99
     -----------------------------------      ----------------------------------
Print Name  Lawrence A. Nieters          Print Name  John V. Medina
          ------------------------------           -----------------------------
For    DAKOTA IMAGING, INC.              For   ATL FINANCIAL SERVICES,INC.
    ------------------------------------     -----------------------------------
--------------------------------------------------------------------------------
Form No.TX13484

PERSONAL GUARANTY

--------------------------------------------------------------------------------
                               LESSEE INFORMATION

Full Legal Name    DAKOTA IMAGING, INC.
               -----------------------------------------------------------------
Billing Address    3727 Kingston Drive                  Phone   701-258-1239
               --------------------------------               ------------------
City   BISMARK          County   BURLEIGH        State  ND     Zip  58501
     ------------------       ------------------       -------     -------------
Fed. Tax ID Number  45-0420093
                   -------------------------------------------------------------

--------------------------------------------------------------------------------
                             EQUIPTMENT INFORMATION

Equiptment Location (Physical Address) SAME AS ABOVE
                                      ------------------------------------------
Quantity      Model        Equiptment Description                  Serial Number
--------------------------------------------------------------------------------
           HDI 3000 to
ONE(1)     5000 UPGD      ULTRASOUND SYSTEM WITH SOUNDCARE             003G5Q
--------------------------------------------------------------------------------
                          SILVER ATTACHED HERE TO AND MADE A
                          PART HERE OF
--------------------------------------------------------------------------------
To include all present and future attachments, accessories, replacement parts, substitutions, additions, repairs, and all proceeds thereof.
--------------------------------------------------------------------------------

For and in consideration of the making of the above referenced Lease by the Lessor. with the Lessee, at the request of the Undersigned Guarantors, and in reliance on the Guaranty, the Guarantors (if more than one, then jointly and severally), as a direct and primary obligation, absolutely and unconditionally guaranted to the Lessor and any assignee of the Lessor (either of whom are hereinafter called "Holder"), the prompt payment of all rent ("Lease Payments") to be paid and, any other sums which become due and owing under the Lease of any amendment to the Lease, including any adjustments made in the Lease Payments pursuant to the terms and conditions of the above referenced Lease or as agreed upon by Lessor and Lessee and further absolutely and unconditionally guarantee the performance of all terms, conditions, covenants and agreements of both the above referenced Lease and any other present and future liabilites existing between Lessor and Lessee (hereinafter collectively "Lessee"), irrespective of any invaliditiy or unenforcability thereof or the security thereof.

        In the event of any default by Lessee in the payment of any amounts due, at any time, under said Leases, the Guarantors promise to pay and perform their obligations hereunder, upon demand, without requiring any proceedings to be taken against Lessee and without the necessity of enforcing any alternative remedies available under the term of said ALeases. The Guarantor also agree to pay on demand all expenses, collection charges, court costs and reasonable attorneys' fees incurred by Holder in endeavoring to enforce Lessee's obligations under said Lease and/or the obligations of the Guarantors hereunder.

        Notice of acceptance of this Guaranty by by Lessor, notice of non-peformance or breach of said Leases by Lease, and all other notices to which Guarantors might otherwise be entitled are hereby waived. The liability of Guarantors hereunder shall not be modified in any manner whatsoever by any extentions that may be granted to Lessee by any court in any proceedings under the Bankruptcy Code, or any amendment thereof, and the Guarantors expressly waive the benefit of any such extension. The Guarantors agree that the Holder, without the consent of and without giving notice to the Guarantors, may compound, compromise, adjust, release or discharge any claims against Lessee arising under said said Leases or grant any indulgences or extensions whatsoever to Lessee, without affecting Guarantor's obligations and Guaranty hereunder.

        The Guarantors' obligations hereunder shall be unconditionally and unqualified and shall continue until all of the obligations of Lessee under said Leases are fully paid, performedand terminated. The failure of the Holder to exercise any rights hereunder shall not operate as a waiver of said rights, but all of Holder's rights and remedies shall be cumulative and not alternative.

        The undersigned hereby irrevocably vaives any and all rights it may have to enforce any of the Lessor's rights or remedies or participate in any security now or hereafter held and any and all such other rights or subrogation, reimbursement, contribution or indemnification agaisnt the Lessee or any other person having any manner of liability for Lessee's obligations to Lessor, whether or not arising hereunder, by agreement, at law or in equity.

        If any time payment or performance of the obligations (as defined in this Guaranty), or any part thereof, is rescinded or reduced in an amount or must otherwise be restored or resumed by the Lessor or its Assignee in connection with any bankrupcy reorganization, insolvency or similiar proceedings involving the Lessee, the Undersigned or say other person responsible for providing security for the obligations, or for any other reason whatsoever, this Guaranty shall in such event continue to be effective or be reinstated as the case may be as though such payment or performance had not been made.
        This Guaranty shall be binding upon the respective heirs, executors, administrators, successors and assigns of the Guarantors.

        This Guaranty shall be governed in all respects by the laws of the State of Washington and shall be deemed to have been made in the State of Washington. The Guarantors hereby consent to personal jurisdiction of the courts of the State of Washington.


                                                    GUARANTOR SIGNATURE

WITNESS /s/Robert J. Marlad       Signature /s/ Larry Nieters
       -----------------------             -------------------------------------
                                  Print Name LARRY NIETERS        Date  5/25/99
WITNESS /s/Suzy Saunders                    ----------------------     ---------
       -----------------------    Home Address  3727 KINGSTON DRIVE
                                               ---------------------------------
                                  Home Phone    701-222-3330
                                             -----------------------------------
                                  Social Security Number  ###-##-####
                                                         -----------------------






Form No. TX13484

PERSONAL GUARANTY
--------------------------------------------------------------------------------
                               LESSEE INFORMATION

Full Legal Name    DAKOTA IMAGING, INC.
               -----------------------------------------------------------------
Billing Address    3727 Kingston Drive                  Phone   701-258-1239
               --------------------------------               ------------------
City   BISMARK          County   BURLEIGH        State  ND     Zip  58501
     ------------------       ------------------       -------     -------------
Fed. Tax ID Number  45-0420093
                   -------------------------------------------------------------

--------------------------------------------------------------------------------
                             EQUIPTMENT INFORMATION

Equiptment Location (Physical Address) SAME AS ABOVE
                                      ------------------------------------------
Quantity      Model        Equiptment Description                  Serial Number
--------------------------------------------------------------------------------
           HDI 3000 to
ONE(1)     5000 UPGD      ULTRASOUND SYSTEM WITH SOUNDCARE             003G5Q
--------------------------------------------------------------------------------
                          SILVER ATTACHED HERE TO AND MADE A
                          PART HERE OF
--------------------------------------------------------------------------------
To include all present and future attachments, accessories, replacement parts, substitutions, additions, repairs, and all proceeds thereof.
--------------------------------------------------------------------------------

For and in consideration of the making of the above referenced Lease by the Lessor. with the Lessee, at the request of the Undersigned Guarantors, and in reliance on the Guaranty, the Guarantors (if more than one, then jointly and severally), as a direct and primary obligation, absolutely and unconditionally guaranted to the Lessor and any assignee of the Lessor (either of whom are hereinafter called "Holder"), the prompt payment of all rent ("Lease Payments") to be paid and, any other sums which become due and owing under the Lease of any amendment to the Lease, including any adjustments made in the Lease Payments pursuant to the terms and conditions of the above referenced Lease or as agreed upon by Lessor and Lessee and further absolutely and unconditionally guarantee the performance of all terms, conditions, covenants and agreements of both the above referenced Lease and any other present and future liabilites existing between Lessor and Lessee (hereinafter collectively "Lessee"), irrespective of any invaliditiy or unenforcability thereof or the security thereof.

        In the event of any default by Lessee in the payment of any amounts due, at any time, under said Leases, the Guarantors promise to pay and perform their obligations hereunder, upon demand, without requiring any proceedings to be taken against Lessee and without the necessity of enforcing any alternative remedies available under the term of said ALeases. The Guarantor also agree to pay on demand all expenses, collection charges, court costs and reasonable attorneys' fees incurred by Holder in endeavoring to enforce Lessee's obligations under said Lease and/or the obligations of the Guarantors hereunder.

        Notice of acceptance of this Guaranty by by Lessor, notice of non-peformance or breach of said Leases by Lease, and all other notices to which Guarantors might otherwise be entitled are hereby waived. The liability of Guarantors hereunder shall not be modified in any manner whatsoever by any extentions that may be granted to Lessee by any court in any proceedings under the Bankruptcy Code, or any amendment thereof, and the Guarantors expressly waive the benefit of any such extension. The Guarantors agree that the Holder, without the consent of and without giving notice to the Guarantors, may compound, compromise, adjust, release or discharge any claims against Lessee arising under said said Leases or grant any indulgences or extensions whatsoever to Lessee, without affecting Guarantor's obligations and Guaranty hereunder.

        The Guarantors' obligations hereunder shall be unconditionally and unqualified and shall continue until all of the obligations of Lessee under said Leases are fully paid, performedand terminated. The failure of the Holder to exercise any rights hereunder shall not operate as a waiver of said rights, but all of Holder's rights and remedies shall be cumulative and not alternative.

        The undersigned hereby irrevocably vaives any and all rights it may have to enforce any of the Lessor's rights or remedies or participate in any security now or hereafter held and any and all such other rights or subrogation, reimbursement, contribution or indemnification agaisnt the Lessee or any other person having any manner of liability for Lessee's obligations to Lessor, whether or not arising hereunder, by agreement, at law or in equity.

        If any time payment or performance of the obligations (as defined in this Guaranty), or any part thereof, is rescinded or reduced in an amount or must otherwise be restored or resumed by the Lessor or its Assignee in connection with any bankrupcy reorganization, insolvency or similiar proceedings involving the Lessee, the Undersigned or say other person responsible for providing security for the obligations, or for any other reason whatsoever, this Guaranty shall in such event continue to be effective or be reinstated as the case may be as though such payment or performance had not been made.
        This Guaranty shall be binding upon the respective heirs, executors, administrators, successors and assigns of the Guarantors.

        This Guaranty shall be governed in all respects by the laws of the State of Washington and shall be deemed to have been made in the State of Washington. The Guarantors hereby consent to personal jurisdiction of the courts of the State of Washington.


                                                    GUARANTOR SIGNATURE

WITNESS /s/Robert J. Marlad       Signature /s/Joell Nieters
       -----------------------             -------------------------------------
                                  Print Name Joell Nieters        Date  5/25/99
WITNESS /s/Suzy Saunders                    ----------------------     ---------
       -----------------------    Home Address  3727 KINGSTON DRIVE
                                               ---------------------------------
                                  Home Phone    701-222-3330
                                             -----------------------------------
                                  Social Security Number  ###-##-####
                                                         -----------------------

TO: ATL FINANCIAL SERVICES, INC.


GENTLEMEN:

You are hereby authorized to disburse the proceeds of the Lease Agreement dated
          ,           1999 as follow:
---------  ----------



      DESCRIPTION                               AMOUNT :
      -----------                               --------
      Lease Agreement for HDI 3000              Remaining Lease Payments
      Ultrasound System S/N 017607                  16





Sincerely,
DAKOTA IMAGING, INC.


  By: /s/Lawrence A. Nieters
     -----------------------
  Title: President
        --------------------
  Date: 5/25/99
       ---------------------

                            ACCEPTANCE VERIFICATION
                            -----------------------



--------------------------------------------------------------------------------
                               LESSEE INFORMATION

Lessee Name        DAKOTA IMAGING, INC.
               -----------------------------------------------------------------
Location           3727 Kingston Drive                  Phone   701-258-1239
               --------------------------------               ------------------
City   BISMARK          County   BURLEIGH        State  ND     Zip  58501
     ------------------       ------------------       -------     -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             EQUIPTMENT INFORMATION


Quantity      Model        Equiptment Description                  Serial Number
--------------------------------------------------------------------------------
                            One HDI 3000 to HDI
   1         Upgrade           5000 Upgrade                           003G5Q
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  VERIFICATION
--------------------------------------------------------------------------------
Contact:
            Larry Nieters       Verified by: Robert Cook
                                ----------------------------------
                                (PRINT NAME)

Title:      President           By: /s/Robert Cook
----------------------          ------------------------------------
                                Title: Lease Business Development Representative

                                Date: 7/23/99
--------------------------------------------------------------------------------